Allowance for Credit Losses	6 Months Ended
Jun. 30, 2022
Credit Loss [Abstract]
Allowance for Credit Losses

9. Allowance for credit losses

The Company has exposure to credit losses for financial assets including customer accounts and other restricted cash, settlement receivables, accounts receivable, and financial guarantee contracts to the extent that a chargeback claim is made against the Company directly or to the Company’s merchants on card purchases.

The following table summarizes the expected credit allowance activity for customer accounts and other restricted cash; settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the six months ended June 30, 2022.

	Customer accounts and other restricted cash	Accounts receivable, net	Settlement receivables, net	Financial guarantee contracts and other	Total allowance for current expected credit losses
Balance at December 31, 2021	673	8,642	4,049	6,927	20,291
Credit loss expense	(42)	11,442	2,575	899	14,874
Write-Offs	-	(8,170)	(2,927)	(239)	(11,336)
Other (1)	(36)	238	(309)	(335)	(442)
Balance at June 30, 2022	595	12,152	3,388	7,252	23,387

(1)
Other mainly relates to the impact of foreign exchange.

Credit loss expense for the three months ended June 30, 2022 and 2021 was $8,986 and $3,616, respectively, and for the six months ended June 30, 2022 and 2021 was $14,874 and $9,600, respectively. The increase in credit loss expense and write offs in the current period is a result of higher volumes in US Acquiring which results in higher chargebacks.